UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 11, 2011
(Date of earliest event reported)

NATURAL RESOURCES USA CORPORATION
(Exact name of registrant as specified in its charter)

000-15474
(Commission File Number)

Utah	87-0403973
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3200 County Road 31, Rifle, Colorado 81650
(Address of principal executive offices, including zip code)

(214) 253-2556
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Change in Registrant’s Certifying Accountant

Effective May 11, 2011, Natural Resources USA Corporation (the “Registrant“) dismissed HJ & Associates, LLC (“HJ & Associates”) as its independent registered public accounting firm and appointed PricewaterhouseCoopers LLP (“PWC”) as its new independent registered public accounting firm.  This change in auditor was recommended and approved by the Registrant’s audit committee.

In HJ & Associates’ principal accountant reports on the Registrant’s financial statements for the transition period ended December 31, 2010 and each of the past two fiscal years ended June 30, 2010 and 2009, no adverse opinion was issued and no opinion of HJ Associates was modified as to uncertainty, audit scope or accounting principles.

During the transition period ended December 31, 2010, the two most recent fiscal years ended June 30, 2010 and 2009, and any interim period preceding the dismissal of HJ & Associates, the Registrant is not aware of any disagreements with HJ & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of HJ & Associates, would have caused HJ & Associates to make reference to the subject matter of the disagreement(s) in connection with its reports.

Additionally, the Registrant is not aware of any reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) that occurred during the transition period ended December 31, 2010, the two most recent fiscal years ended June 30, 2010 and 2009 and any interim period preceding the dismissal of HJ & Associates.

During the transition period ended December 31, 2010, the two most recent fiscal years ended June 30, 2010 and 2009 and any interim period preceding the appointment of PWC, the Registrant did not consult with PWC regarding:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written report or oral advice was provided to the Registrant by PWC that PWC concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

The Registrant has provided HJ & Associates with a copy of this Current Report on Form 8-K and, in accordance with Item 304(a)(3) of Regulation S-K, has requested HJ & Associates provide a letter to the SEC stating whether it agrees with the disclosure being made by the Registrant in this Current Report on Form 8-K.  This letter is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

99.1           HJ & Associates letter dated May 12, 2011 to Securities & Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCES USA CORPORATION (Registrant)
Date: May 13, 2011

	By:	/s/ Robert van Mourik
	Name: Title:	Robert van Mourik Chief Financial Officer